UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

High Income Securities Fund
(PCF) (formally, Putnam High
Income Securities Fund)
Annual Report
For the year ended
August 31, 2018

High Income Securities Fund

October 30, 2018

Dear Fellow Shareholders:

As the newly elected Chairman of the Board of Trustees of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), I welcome you as we look forward to a new beginning.  I say that because significant changes have occurred since the last report you received.  A proxy contest at the Fund’s annual shareholder meeting on April 27, 2018 (and adjourned to May 21, 2018) culminated in the election of a new Board of Trustees.  In addition, shareholders narrowly approved a proposal requesting that the Board authorize a self-tender offer at or close to net asset value (NAV).  These developments led Putnam Investment Management, LLC to resign as the Fund’s investment adviser.  Consequently, effective as of July 24, 2018, “Putnam” was deleted from the Fund’s name.  (Currently, the Fund expects its New York Stock Exchange ticker symbol of “PCF” to stay the same.)  For the time being, the Fund is being internally managed by the Board.  In addition, U.S. Bank, N.A. is now the Fund’s custodian and U.S. Bancorp Fund Services, LLC is the Fund’s new administrator, accountant, and transfer agent.

The newly elected Trustees have determined to conduct a self-tender offer for at least 55% of the Fund’s outstanding shares at a price of 99% of NAV which we expect to complete in the first quarter of 2019.  In preparation for the self-tender offer, (1) substantially all the Fund’s investments have been sold and the proceeds are being held in cash equivalents, and (2) no additional monthly dividends will be paid after the August 2018 dividend.  After the self-tender offer, the Fund’s expense ratio will likely increase because its fixed regulatory costs will be spread over a smaller base.  For that and other reasons, the Board believes that the Fund should then cease to be an investment company and become an operating company.  Prior to launching the self-tender offer, we are planning to hold a special meeting of shareholders to vote on authorizing the de-registration of the Fund as an investment company and on a proposal to change the Fund’s organizational structure from a Massachusetts business trust to a Delaware corporation which is more appropriate for an operating company.

When Bulldog Investors, LLC, an activist investment management firm with which I am affiliated, made its initial purchase of the Fund’s shares in December 2016, the discount was about 10.8%.  It is currently about 3.2%.  It is reasonable to conclude that our efforts to increase

High Income Securities Fund

shareholder value were a significant factor in closing the discount.  And while we make no claims about being able to predict market movements, given the pounding stocks and bonds have taken recently, the decision to monetize the Fund’s securities was fortuitous.  Had we not done so, the Fund’s NAV would almost certainly have fallen along with the market.  Sometimes, it pays to be lucky.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

Performance at a glance (unaudited)

Average annual total returns for the periods ended 8/31/2018
Net asset value returns	1 year	5 years	10 years
High Income Securities Fund	4.99%	6.25%	7.33%

Market price returns
High Income Securities Fund	10.65%	8.83%	8.63%

Index returns
Lipper Convertible Securities Funds Index	12.48%	8.10%	7.62%

Share price as of 8/31/18
Net asset value			$9.69
Market price			$9.38

Performance assumes reinvestment of distributions and does not account for taxes.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. See pages 24 and 25. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

High Income Securities Fund

Portfolio composition as of 8/31/2018(1) (unaudited)

	Value	Percent
Money Market Funds	$125,141,779	99.91%
Corporate Notes	57,800	0.05
Convertible Preferred Stocks	28,890	0.02
Common Stocks	20,343	0.01
Convertible Notes	116	0.00
Total Investments	$125,248,928	99.99%
Other Assets in Excess of Liabilities	6,832	0.01
Total Net Assets	$125,255,760	100.00%

(1) As a percentage of net assets.

High Income Securities Fund

Portfolio of investments—August 31, 2018

	Principal
	Amount	Value
CONVERTIBLE NOTES—0.00%

Communication Services—0.00%
Powerwave Technologies, Inc. Unsecured
3.875%, 10/01/2027 (a)(b)(c)(d)	$1,160,000	$116
Total Convertible Notes (Cost $1,033,950)		116

CORPORATE NOTES—0.05%

Communication Services—0.05%
Windstream Services, LLC Company Guaranty Senior Unsecured
9.000%, 06/30/2025 (b)(f)	80,000	57,800
Total Corporate Notes (Cost $97,567)		57,800
	Shares
CONVERTIBLE PREFERRED STOCKS—0.02%

Basic Materials—0.00%
Smurfit-Stone Container Corp. Escrow, 0% (c)	65,720	657

Energy—0.02%
Nine Point Energy, 6.75% (c)	24	28,233
Total Convertible Preferred Stocks (Cost $24,000)		28,890

COMMON STOCKS—0.01%

Energy—0.01%
Milagro Oil & Gas, Inc. (Units) (c)	39	3,159
Nine Point Energy (c)	1,190	17,184
Total Common Stocks (Cost $3,554)		20,343

MONEY MARKET FUNDS—99.91%
Fidelity Institutional Government Portfolio—Class I, 1.820% (e)	62,570,889	62,570,889
STIT-Treasury Portfolio—Institutional Class, 1.840% (e)	62,570,890	62,570,890
Total Money Market Funds (Cost $125,141,779)		125,141,779
Total Investments (Cost $126,300,850)—99.99%		125,248,928
Other Assets in Excess of Liabilities—0.01%		6,832
TOTAL NET ASSETS—100.00%		$125,255,760

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at August 31, 2018.
(c)	Fair valued securities. The total market value of these securities was $49,349, representing 0.04% of net assets. Value determined using significant unobservable inputs.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at August 31, 2018.
(f)	Restricted security as to resale. As of report date, the Fund held a restricted security with a current value of $57,800, acquired January 8, 2013, which was 0.05% of its net assets.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—August 31, 2018

Assets:
Investments, at value (Cost $126,300,850)	$125,248,928
Cash	83,161
Dividends and interest receivable	194,468
Other assets	12,164
Total assets	125,538,721

Liabilities:
Administration fees payable	6,381
Chief Compliance Officer fees payable	7,250
Director fees payable	32,603
Audit fees payable	35,337
Fund accounting fees payable	855
Custody fees payable	10,488
Legal fees payable	49,658
Transfer Agent fees payable	8,131
Reports and notices to shareholder payable	42,909
Proxy related fees payable	87,443
Accrued expenses and other liabilities	1,906
Total liabilities	282,961
Net assets	$125,255,760

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$127,334,050
Accumulated undistributed net investment loss	(1,026,368)
Accumulated net realized gain from investment activities	—
Net unrealized depreciation on investments	(1,051,922)
Net assets	$125,255,760
Net asset value per share ($125,255,760 applicable to
12,930,356 shares outstanding)	$9.69

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the year ended
August 31, 2018
Investment income:
Dividends	$869,179
Interest	3,811,153
Total investment income	4,680,332

Expenses:
Investment advisory fees (Note 3)	846,951
Legal fees incurred prior to change in Board of Trustees	427,170
Proxy expenses	279,979
Transfer agency fees and expenses	60,435
Reports and notices to shareholders	42,366
Legal fees and expenses	41,425
Audit fees	36,134
Trustees’ fees and expenses	32,646
Stock exchange listing fees	25,310
Custody fees and expenses	18,820
Compliance fees and expenses	14,750
Administration fees and expenses	9,537
Insurance fees	9,336
Accounting fees and expenses	855
Net expenses	1,845,714
Net investment income	2,834,618

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	10,937,362
Forward foreign currency contracts	7,916
Foreign currency translations	(1,734)
Net realized gain	10,943,544
Change in net unrealized appreciation (depreciation) on:
Investments	(7,690,874)
Forward foreign currency contracts	8,843
Foreign currency translations	(9)
Net realized and unrealized gains from investment activities	3,261,504
Increase in net assets resulting from operations	$6,096,122

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

High Income Securities Fund

Statements of changes in net assets

	For the	For the
	year ended	year ended
	August 31, 2018	August 31, 2017
From operations:
Net investment income	$2,834,618	$3,945,408
Net realized gain on investments, forward foreign
currency contracts and foreign currency translations	10,943,544	3,670,062
Net unrealized appreciation (depreciation) on investments, forward
foreign currency contracts and foreign currency translations	(7,682,040)	4,716,003
Net increase in net assets resulting from operations	6,096,122	12,331,473

Distributions paid to shareholders:
Net investment income	(4,028,706)	(4,795,452)
Total dividends and distributions paid to shareholders	(4,028,706)	(4,795,452)

Capital Stock Transactions (Note 5):
Repurchase of common stock	(419,079)	(2,458,581)
Total capital stock transactions	(419,079)	(2,458,581)
Net increase in net assets	1,648,337	5,077,440

Net assets:
Beginning of year	123,607,423	118,529,983
End of year	$125,255,760	$123,607,423
Accumulated undistributed net investment income (loss)	$(1,026,368)	$380,198

Number of Fund Shares
Shares outstanding at beginning of year	12,977,001	13,286,033
Shares repurchased	(46,645)	(309,032)
Shares outstanding at end of year	12,930,356	12,977,001

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations

Less distributions:
Net investment income
Total distributions
Increase from shares repurchased
Net asset value, end of year
Market price, end of year
Total market price return(2)

Ratio to average net assets:
Ratio of expenses to average net assets(3)
Ratio of net investment income (loss) to average net assets

Supplemental data:
Net assets, end of year (000’s)
Portfolio turnover

(1)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 3)
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2018	2017		2016	2015	2014
$9.53	$8.92		$8.67	$9.56	$8.76
0.22	0.30		0.35	0.35	0.36
0.25	0.66		0.17	(0.95)	0.82
0.47	0.96		0.52	(0.60)	1.18

(0.31)	(0.37)		(0.37)	(0.37)	(0.43)
(0.31)	(0.37)		(0.37)	(0.37)	(0.43)
0.00 (5)	0.02		0.10	0.08	0.05
$9.69	$9.53		$8.92	$8.67	$9.56
$9.38	$8.77		$8.02	$7.33	$8.61
10.65%	14.19%		14.96%	(10.87)%	17.94%

1.47%	1.22	%(4)	0.94%	0.90%	0.94%
2.26%	3.29%		4.15%	3.86%	3.91%

$125,256	$123,607		$118,530	$127,027	$151,659
49%	50%		26%	35%	41%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (formerly, Putnam High Income Securities Fund) (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

Pursuant to an annual meeting of shareholders of the Fund held on April 27, 2018 the previous Board of Trustees (the “Previous Trustees”) was replaced with a new Board of Trustees (the “Trustees”). Details relating to the proxy voting results are included in General Information.

The goal of the Fund has been to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The Fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

Approximately 99% of the Fund's portfolio currently consists of cash and cash equivalents in anticipation of the previously announced self-tender offer and the proposed deregistration of the Fund, which is anticipated to occur in the last quarter of 2018 or the first quarter of 2019. In addition, the Fund does not intend to pay any further regular distributions.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, the Fund’s management team expects the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

High Income Securities Fund

Notes to financial statements

Note 1: Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the Fund will fair value certain foreign equity securities taking into account multiple factors including

High Income Securities Fund

Notes to financial statements

movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

High Income Securities Fund

Notes to financial statements

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2018 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Convertible Notes	$—	$—	$116	$116
Corporate Notes	—	57,800	—	57,800
Convertible Preferred Stocks
Basic Materials	—	—	657	657
Energy	—	—	28,233	28,233
Common Stocks
Energy	—	—	20,343	20,343
Money Market Funds	125,141,779	—	—	125,141,779
Total	$125,141,779	$57,800	$49,349	$125,248,928

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The volume of activity for the reporting period for any derivative type that was held during the year is listed below and was based on an average of the holdings at the end of each month:

Forward currency contracts (contract amount)	$260,948

The average monthly shares amount of warrants during the period was 1,334.  The average monthly market value of warrants during the period was $781.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

High Income Securities Fund

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2018 was as follows:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted		Forward Foreign
for as hedging instruments	Warrants	Currency Contracts	Total
Foreign Exchange Contracts	$—	$7,916	$7,916
Equity Contracts	432	—	432
Total	$432	7,916	$8,348

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted		Forward Foreign
for as hedging instruments	Warrants	Currency Contracts	Total
Forward Exchange Contracts	$—	$8,843	$8,843
Equity Contracts - Warrants	(801)	—	(801)
Total	$(801)	$8,843	$8,042

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Discounts are accreted and premiums are amortized using the constant yield method as adjustments to interest income and the identified cost of investments. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The Fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Concentration Risk—The Fund invests a significant amount (49.95% as of August 31, 2018) in the Fidelity Institutional Government Portfolio – Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

The Fund invests a significant amount (49.96% as of August 31, 2018) in the STIT-Treasury Portfolio – Institutional Class (“TRPXX”). TRPXX invests at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities.

High Income Securities Fund

Notes to financial statements

FIGXX and TRPXX file complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2018 Annual report of the Fidelity Institutional Government Portfolio – Class I was 0.20%. The net expense ratio per the August 31, 2017 Annual report of the STIT-Treasury Portfolio – Institutional Class was 0.18%.

Foreign currency translation—The accounting records of the Fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward foreign currency contracts—The Fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes

High Income Securities Fund

Notes to financial statements

unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

There were no forward foreign currency contracts outstanding at period end.

Master agreements—Prior to the close of business on July 23, 2018 the Fund was a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements contained provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund for the period September 1, 2017 through July 23, 2018 was held in a segregated account by the Fund’s custodian and, with respect to those amounts which can be sold or repledged, was presented in the Fund’s portfolio.

Prior to the close of business on July 23, 2018 collateral pledged by the Fund was segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements were determined based on the Fund’s net position with each counterparty.

Termination events applicable to the Fund may have occurred upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may have occurred upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may have elected to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination may have impacted the Fund’s future derivative activity.

At the close of the year, the Fund did not hold any open derivative contracts and was not subject to the Master Agreements.

Interfund lending—Prior to the close of business on July 23, 2018 the Fund, along with other Putnam managed funds, was able to participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission. This program allowed the Fund to lend to other Putnam funds that permitted such transactions. Interfund lending transactions were subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on any interfund lending transaction was based on the

High Income Securities Fund

Notes to financial statements

average of certain current market rates. During the period September 1, 2017 through July 23, 2018, the Fund did not utilize the program.

Note 2: Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2018 are as follows:

Ordinary Income	$4,028,706

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Fund’s books. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2018, the Fund deferred, on a tax basis, late year losses of $1,026,368.

At August 31, 2018, the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may

High Income Securities Fund

Notes to financial statements

differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the Fund reclassified $212,478 to increase net investment loss, $5,765,067 to decrease paid-in capital and $5,977,545 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$126,300,850
Unrealized appreciation	43,132
Unrealized depreciation	(1,095,054)
Net unrealized depreciation	(1,051,922)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated gains/losses and other temporary differences	(1,026,368)
Total accumulated losses	$(2,078,290)

Note 3: Management fee, administrative services and other transactions
Effective after the close of business on July 23, 2018, the Fund became internally managed and the Fund did not pay any management fees for the period July 24, 2018 through August 31, 2018.

Prior to the close of business on July 23, 2018, Putnam Investment Management, LLC (“Putnam Management”) served as the Fund’s investment manager. During the period September 1, 2017 through July 23, 2018 the Fund paid investment advisory fees to Putnam Management quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the Fund. The fee for the period from September 1, 2017 through July 23, 2018 was based on the following annual rates:

High Income Securities Fund

Notes to financial statements

0.700%	of the first $500 million of average net assets,	0.430%	of the next $5 billion of average net assets,
0.600%	of the next $500 million of average net assets,	0.420%	of the next $5 billion of average net assets,
0.550%	of the next $500 million of average net assets,	0.410%	of the next $5 billion of average net assets,
0.500%	of the next $5 billion of average net assets,	0.400%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,	0.390%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,	0.380%	of the next $8.5 billion of average net assets and
0.440%	of the next $5 billion of average net assets,	0.370%	of any excess thereafter.

For the period September 1, 2017 through July 23, 2018, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.68% of the Fund’s average net assets.

Prior to the close of business on July 23, 2018, Putnam Investments Limited (PIL), an affiliate of Putnam Management, was authorized by the Trustees to manage a separate portion of the assets of the Fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the Fund during the period September 1, 2017 through July 23, 2018.

For the period September 1, 2017 through July 23, 2018, the Fund reimbursed Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Fund and their staff who provide administrative services to the Fund. The aggregate amount of all such reimbursements is determined annually by the previous Trustees.

Effective after the close of business on July 23, 2018, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Beginning July 24, 2018 USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.

Prior to the close of business on July 23, 2018, custodial functions for the Fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees during the period September 1, 2017 through July 23, 2018 were based on the Fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the Fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the Fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

High Income Securities Fund

Notes to financial statements

For the period September 1, 2017 through July 23, 2018, the Fund entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The Fund also reduced expenses through brokerage/service arrangements for the same period. For the reporting period, the Fund’s expenses were reduced by $100 under the expense offset arrangements and by $655 under the brokerage/service arrangements.

Prior to the close of business on July 23, 2018, each Previous Trustee of the Fund received an annual Trustee fee, of which $94, as a quarterly retainer, was allocated to the Fund, and an additional fee for each Trustees meeting attended. In addition, the Previous Trustees were reimbursed for expenses they incurred relating to their services as Trustees for the period September 1, 2017 through July 23, 2018.

Prior to the close of business on July 23, 2018, the Fund had a Trustee Fee Deferral Plan (the Deferral Plan) which allowed the Previous Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remained invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Prior to the close of business on July 23, 2018, the Fund had adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Previous Trustees of the Fund who had served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan were equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit was payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. The Previous Trustees terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 4: Purchases and sales of securities
During the year, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$50,296,965	$171,653,854
U.S. government securities (Long-term)	—	—
Total	$50,296,965	$171,653,854

For the period September 1, 2017 through July 23, 2018 the Fund may have purchased or sold investments from or to other Putnam funds in the ordinary course of business, which may have reduced the Fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the period from September 1, 2017 through July 23, 2018, purchases or sales of long-term securities from or to other Putnam funds, if any,

High Income Securities Fund

Notes to financial statements

did not represent more than 5% of the Fund’s total cost of purchases and/or total proceeds from sales.

Note 5: Capital share transactions
In September 2017, the Previous Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Previous Trustees had approved a repurchase program to allow the Fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Trustees.

For the year ended August 31, 2018, the Fund repurchased 46,645 common shares for an aggregate purchase price of $419,079, which reflects a weighted-average discount from net asset value per share of 7.71%. The weighted-average discount reflects the payment of commissions by the Fund to execute repurchase trades.

For the previous fiscal year, the Fund repurchased 309,032 common shares for an aggregate purchase price of $2,458,581, which reflected a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflected the payment of commissions by the Fund to execute repurchase trades.

Note 6: Affiliated transactions
Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
	Fair Value				outstanding
	as of	Purchase	Sales	Investment	and fair value
Name of affiliate	8/31/17	Cost	Proceeds	Income	as of 8/31/18
Short-term investments
Putnam Short Term Investment Fund**	$2,900,362	$58,680,385	$61,580,747	$38,377	$—
Total Short-term investments	$2,900,362	$58,680,385	$61,580,747	$38,377	$—

**	Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Fund may be exposed to additional credit risk that an institution or other entity with which the Fund has unsettled or open transactions

High Income Securities Fund

Notes to financial statements

will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The Fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Senior loan commitments
Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.  The Fund does not have any senior loan commitments outstanding as of the end of the fiscal year.

Note 9: Change in independent registered public accounting firm
The Fund’s Audit Committee met on July 30, 2018 to consider the selection of a new independent registered public accounting firm for the Fund for the year ended August 31, 2018. Based on the recommendation of the Fund’s Audit Committee and by vote of the Independent Trustees, the Board selected the firm of Tait, Weller & Baker LLP (“Tait, Weller”) as the Fund’s independent registered public accounting firm for the year ended August 31, 2018.

The Fund received a letter dated July 26, 2018 from PricewaterhouseCoopers LLP (“PwC”), the prior independent registered public accounting firm, stating that the client-auditor relationship between PWC and the Fund had ended. The reports of PwC on the Fund’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Fund’s financial statements for each of the two fiscal years ended August 31, 2017 and August 31, 2016 and in the subsequent interim period through July 23, 2018, there were no disagreements (as such term is used in Item 304 of Regulation S-K) with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report.

Note 10: Subsequent Event
At the Fund’s annual meeting of shareholders convened on April 27, 2018 and adjourned until May 21, 2018, the shareholders voted to fix the number of trustees at seven (7) and to elect the following Board members: Phillip Goldstein,

High Income Securities Fund

Notes to financial statements

Rajeev Das, Andrew Dakos, Richard Dayan, Gerald Hellerman, Ben Harris and Moritz Sell. The Fund’s investment manager prior to the May 2018 Meeting, Putnam Investment Management, LLC, terminated its investment advisory agreement with the Fund effective July 23, 2018, at which time the Fund became internally managed by the Board. In addition, shareholders approved a proposal at the May 2018 meeting requesting that the Board authorize a self -tender offer for at least fifty percent (50%) of the outstanding shares at or close to net asset value per share (“NAV”). Pursuant to approval of the foregoing shareholder proposal, the Board approved a self-tender offer for at least fifty-five percent (55%) of the Fund’s outstanding shares at a price of not less that ninety-nine percent (99%) of NAV.

The Board also determined, after due consideration, that the Fund should change its classification as an investment company under the 1940 Act, and to recommend that the shareholders vote to provide the necessary authorization to affect the foregoing change. This conclusion was based in substantial part on the Board’s belief that the appropriate business strategy to be pursued by the Fund would be to become a holding company that owns a controlling interest in one or more operating businesses and/or to acquire assets other than securities.

In anticipation of the proposed self-tender offer and pending both shareholder approval to de-registration and SEC approval granting the Fund’s application to de-register, the Board voted to cause the Fund to convert all or substantial all of its portfolio investments into cash or cash equivalents and not to reinvest the proceeds or make any distributions until further notice. Taking a temporary all cash position in its portfolio may result in the Fund not achieving its present investment objective.

Accordingly, the information presented in this annual report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund if both the shareholders and the SEC approve its de-registration.

In addition, effective after the close of business on September 7, 2018, U.S. Bancorp Fund Services, LLC replaced Putnam Investor Services, Inc. as Transfer Agent for the Fund.

High Income Securities Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of High Income Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the High Income Securities Fund (the “Fund”), including the schedule of investments, as of August 31, 2018, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended August 31, 2017 and the financial highlights for each of the four years in the period ended August 31, 2017 were audited by other auditors whose report dated October 19, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2018

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Tax information
The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2018, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2018, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Annual meeting of shareholders held on April 27, 2018
The Fund held an annual meeting of shareholders on April 27, 2018 to vote on the following matters:

Annual meeting of shareholders held on April 27, 2018 and adjourned to May 21, 2018
The Fund held an annual meeting of shareholders on April 27, 2018 which was adjourned to May 21, 2018 to vote on the following matters:

The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of February 5, 2018) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 55.27% of the outstanding shares as of the record date were represented in person or by proxy (7,149,277 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, a proposal to fix the number of the Fund’s Trustees at 7 was approved, as follows:

Votes For	Votes Against	% of Quorum	Votes Withheld
3,655,746	3,480,598	51.13%	12,933

At the meeting, a proposal to request that the Board of Trustees authorize a self-tender offer for all outstanding common shares of the fund at or close to net asset value (NAV) was approved, as follows:

Votes For	Votes Against	% of Quorum	Votes Withheld
3,640,248	3,492,559	50.92%	16,470

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

High Income Securities Fund

General information (unaudited)

Trustee Nominee	Votes For	Votes Withheld
Phillip Goldstein	3,419,416	53,655
Rajeev Das	3,698,991	57,918
Andrew Dakos	3,693,012	63,487
Richard Dayan	3,694,577	62,030
Gerald Hellerman	3,694,403	62,192
Ben H. Harris	3,693,012	63,487
Moritz Sell	3,693,185	63,326

At the meeting, a proposal to fix the number of the Fund’s Trustees at 12 was not approved, as follows:

Votes For	Votes Against	% of Quorum	Votes Withheld
3,296,495	3,738,291	46.11%	114,491

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were not approved, as follows:

Trustee Nominee	Votes For	Votes Withheld
Liaquat Ahamed	2,991,128	144,378
Ravi Akhoury	2,990,075	145,431
Barbara M. Baumann	3,232,267	145,026
Jameson A. Baxter	2,981,569	143,125
Katinka Domotorffy	3,226,660	150,244
Catharine Hill	3,225,843	151,004
Paul L. Joskow	3,224,292	152,446
Kenneth R. Leibler	3,224,507	152,249
Robert E. Patterson	3,223,433	153,246
George Putnam, III	3,223,669	153,029
Robert L. Reynolds	2,993,026	142,480
Manoj Singh	2,987,537	147,969

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2018.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	1	Director, Brookfield
(52)	as of	Since	Inc. since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the general partner of several		Trust Investor, Inc.;
			private investment partnerships		Director, Emergent
			in the Bulldog Investors group		Capital, Inc. (until
			of private funds.		2017); Trustee,
Crossroads
Liquidating Trust;
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Member of Bulldog Investors,	1	Chairman, The
(73)	and	Since	Inc. since 2009; Principal of		Mexico Equity and
	Secretary	2018	the general partner of several		Income Fund, Inc.;
	as of		private investment partnerships		Chairman, Special
	July 2018.		in the Bulldog Investors group		Opportunities
			of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.;
Trustee, Crossroads
Liquidating Trust;
Director, Swiss
Helvetia Fund;
Chairman,
Emergent Capital,
Inc. (until 2017).

Rajeev Das***	—	1 year;	Principal of Bulldog Investors, Inc.	1	Director, The
(49)		Since			Mexico Equity &
		2018			Income Fund, Inc.

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(80)		Since	Associates (a financial and		Equity and Income
		2018	corporate consulting firm) since		Fund, Inc.; Director,
			1993 (which terminated activities		Special
			as of December 31, 2013).		Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.;
Trustee, Crossroad
Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016);
Director, Brantley
Capital Corporation
(until 2013).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(50)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC.		Swiss Helvetia Fund;
Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(75)		Since			Helvetia Fund;
		2018			Director, Emergent
Capital Inc.
(until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Ben Harris	—	1 year;	Chief Executive Officer of HHI,	1	Director, Special
(50)		Since	LLC; Principal of NBC Bancshares,		Opportunities
		2018	LLC; Chief Executive Officer of		Fund, Inc.
Crossroads Capital, Inc.;
Administrator of Crossroads
Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	n/a	n/a
(52)	as of	Since	Inc.; Principal of the general
	July 2018.	2018	partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(48)	as of	Since	Bulldog Investors, Inc.
	July 2018.	2018

Phillip Goldstein***	Chairman	1 year;	Member of Bulldog Investors,	n/a	n/a
(73)	and	Since	Inc.; Principal of the general
	Secretary	2018	partner of several private
	as of		investment partnerships in the
	July 2018.		Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(48)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLC; Principal, the
	as of		Law Office of Stephanie Darling;
	July 2018.		Editor-In-Chief, the Investment
Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, Inc and their positions as officers of the Fund.

High Income Securities Fund

New York Stock Exchange certifications (unaudited)

On July 24, 2018, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund
1-888-898-4107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A new code of ethics for the registrant was approved by the Board of Trustees on September 12, 2018.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard Dayan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were an assessment.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended August 31, 2017 and August 31, 2018 was PricewaterhouseCoopers LLP (“PwC”) and Tait, Weller & Baker LLP (“TW”), respectively.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$22,000 (TW) $990 (PwC)	$76,363
Audit-Related Fees	$-	$-
Tax Fees	$3,000	$17,420
All Other Fees	$170 (PwC)	$-

For the fiscal year ended August 31, 2017, PwC, the principal accountant to the Fund prior to the close of business on July 23, 2018, billed aggregate non-audit fees in the amount of $399,950, to the Fund, Putnam Management, the Fund’s investment manager prior to the close of business on July 23, 2018 (the “Previous Investment Advisor”), and any entity controlling, controlled by or under common control with the Previous Investment Advisor that provided services to the fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP (“PwC”) and Tait, Weller & Baker LLP for the years ended August 31, 2017 and August 31, 2018, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	$3,000	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGH INCOME SECURITIES FUND

PROXY VOTING POLICY

The Board of Trustees has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Committee.

Proxy Voting Policies

The Investment Committee generally analyzes the proxy statements of issuers of stock owned by the Fund, as necessary and votes proxies on behalf of the Fund.

The Investment Committee’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Fund shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Investment Committee relies upon its own fundamental research, and information presented by company management and others.  It does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Fund will generally vote proxies in favor of proposals that, in the opinion of the members of the Investment Committee, seek to enhance shareholder value and shareholder democracy.

With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Fund will “mirror vote” all such proxies received by the Fund, unless the Investment Committee deems it appropriate to seek instructions from Fund shareholders with regard to such vote. In such circumstances, the Fund will vote such proxies as determined by a majority of the proxy voting instructions received by shareholders.

Form N-PX/Annual Report of Proxy Voting Record

Policy:  Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended December 31.  The Form must be filed not later than August 31 of each year.  The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief description of the matter voted on;
6.	Whether the matter was proposed by the issuer or the security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of November 7, 2018.

(a)(1):

The Fund is managed by its internal Investment Committee, which is comprised of Phillip Goldstein, Andrew Dakos, and Moritz Sell. The business experience of Messrs. Goldstein, Dakos, and Sell during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has been a director of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, Mexico Equity and Income Fund since 2000, and ASA Ltd. from 2008-2013.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and is a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2016. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, and Brantley Capital Corporation, a business development company, from 2001-2013.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director of Special Opportunities Fund, Inc., a closed-end fund, since 2009, the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Brantley Capital Corporation, a business development company, intermittently from 2005-2013, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2015.

Moritz Sell: Moritz Sell is the Founder & Principal, Edison Holdings GmbH; focusing on commercial real estate and start-up investing, since 2015. Additionally, he serves as a Senior Advisor to Markston International LLC, a registered investment advisor, since January 2014.
Mr. Sell currently serves on the Boards of the following investment companies; Director, Aberdeen Australia Equity Fund (since 2004); Director and Audit Committee Chairman, Swiss Helvetia Fund (since 2017). Previously Mr. Sell served as Chairman of the Aberdeen Singapore Fund (2011-2018) and Director of the Aberdeen Greater China Fund (2012-2018). Mr. Sell was a Banker with Landesbank Berlin AG from 1996 – 2013.

 (a)(2):  Information is provided as of August 31, 2018 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  8
(C) Other accounts:  22
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 8 pooled investment vehicles; $266 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $4.96 million (estimated).

(i) Moritz Sell
(ii) Number of other accounts managed by Mr. Sell within each of the following categories:
(A) Registered investment companies: 0
(B) Other pooled investment vehicles: 0
(C) Other accounts: 0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: N/A
Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account: N/A

(iv) Certain conflicts of interest may arise in connection with the Investment Committee’s management of the Fund’s portfolio and the portfolios of other accounts managed by members of the Investment Committee.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor of such accounts can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, certain members of the Investment Committee may have an incentive to direct their best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts.

(a)(3): The members of the Investment Committee were not compensated by the Registrant.

(a)(4):  Information is provided as of August 31, 2018 (per instructions to paragraph (a)(4)).

As of August 31, 2018, Mr. Goldstein beneficially owns 17,013 shares (held Directly) and 1,467,211 shares (held Indirectly) of common stock of the Registrant; and Mr. Dakos beneficially owns 933 shares (held Directly) and 1,467,211 shares (held Indirectly) of common stock of the Registrant.

As of August 31, 2018, Mr. Sell beneficially does not own any shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1 – March 31, 2018	-	-	-	1,251,055
April 1 - April 30, 2018	-	-	-	1,251,055
May 1- May 31, 2018	-	-	-	1,251,055
June 1 – June 30, 2018	-	-	-	1,251,055
July 1 – July 31, 2018	-	-	-	1,251,055
August 1 – August 31, 2018	-	-	-	N/A
Total	-	-	-	N/A

*   In October 2005, the Board of Trustees of the Fund prior to the close of business on July 23, 2018 (the “Previous Board”) initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the Fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Previous Board subsequently renewed the program on an annual basis. The program renewed by the Previous Board in September 2017, allowed the fund to repurchase up to 1,297,700 of its shares. This program was discontinued by the Board of Trustees that replaced the Previous Board as of July 24, 2018.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(1)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     High Income Securities Fund

By (Signature and Title)*    /s/ Andrew Dakos
Andrew Dakos, President

Date     11/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Andrew Dakos
Andrew Dakos, President

Date     11/1/2018

By (Signature and Title)*    /s/ Thomas Antonucci
Thomas Antonucci, Treasurer

Date     11/1/2018

* Print the name and title of each signing officer under his or her signature.